SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 27, 2005

INNKEEPERS USA TRUST

(Exact name of registrant as specified in its charter)

Maryland	0-24568	65-0503831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 Royal Poinciana Way

Palm Beach, Florida 33480

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (561) 835-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. 01 Other Events

On January 27, 2005, the Company issued a press release announcing its acquisition on January 6, 2004 from an unaffiliated party for an all in cost of $10 million, including closing costs and anticipated capital expenditures, of a 83 room Hampton Inn hotel in Columbia, MD. A copy of this press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits

(c)	Exhibits.

99.1	Press release of Innkeepers USA Trust dated January 27, 2005, announcing its acquisition from an unaffiliated party for $10 million, including closing costs and anticipated capital expenditures, of a 83 room Hampton Inn hotel in Columbia, MD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNKEEPERS USA TRUST
(Registrant)
Date: January 27, 2005	By:	/s/ David Bulger
David Bulger
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release of Innkeepers USA Trust dated January 27, 2005, announcing its acquisition from an unaffiliated party for $10 million, including closing costs and anticipated capital expenditures, of a 83 room Hampton Inn hotel in Columbia, MD.